Subsequent Events	6 Months Ended
Jun. 30, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

13. SUBSEQUENT EVENTS

On July 14, 2020, the Company announced that it intends to complete a non-brokered private placement to raise up to $1,620,000. The placement will be by way of subscription agreement for up to 23,142,857 units at $0.07 per unit. Each Unit will consist of one common share in the capital of the Company and one transferable common share purchase warrant (“Warrant”) of the Company. Each Warrant will entitle the holder to acquire one common share of the Company within twenty-four (24) months following its issuance date, at a price of $0.09. The warrants are subject to an acceleration clause such that if the closing market price of the common Shares on the TSX-V is greater than $0.12 per Common Share for a period of 10 consecutive trading days at any day before the expiration date of such warrants, the Company may, at its option, accelerate the warrant expiry date to within 30 days.

On August 13, the Company closed the first tranche of its non-brokered private placement consisting of an aggregate of 15,481,077 units of the Company at a price of $0.07 per Unit, for aggregate gross proceeds of $1,083,675.39.